EXHIBIT 10.5.7


                                                                  EXECUTION COPY

           AMENDMENT NO. 4 TO SECURITY AGREEMENT AND CHATTEL MORTGAGE
                            (AIRCRAFT NO. N355MC)(1)

            THIS FOURTH AMENDMENT TO THE SECOND SECURITY AGREEMENT AND CHATTEL MORTGAGE is dated as of November 30, 2004, (this "AMENDMENT"), and entered into by and between ATLAS AIR, INC., a Delaware corporation ("COMPANY"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as agent for and representative of ("ADMINISTRATIVE AGENT") the financial institutions ("LENDERS") party to the Credit Agreement referred to below. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

                              W I T N E S 5 E T H;

            WHEREAS, Company is party to that certain Fifth Amended and Restated
Credit Agreement, dated as of July 27, 2004, among Company, Atlas Air Worldwide Holdings, Inc., the Lenders from time to time party thereto and the Administrative Agent (as amended, modified and/or supplemented from time to time, the "CREDIT AGREEMENT").

            WHEREAS, Company and the Administrative Agent are parties to that certain Second Security Agreement and Chattel Mortgage with respect to one
Boeing 741-341, U.S. Registration No. N355MC, Manufacturer's Serial Number 23395, dated May 18, 2000, between Atlas Air, Inc. as debtor and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) as Agent for and Representative of the Lenders referred to therein, recorded by the Federal Aviation Administration on July 5, 2000, as Conveyance No. XX015580, amended by the First Amendment to Second Security Agreement and Chattel Mortgage (Aircraft No. 23395) dated as of May 1, 2002, recorded June 14, 2002, as Conveyance No. M000794, further amended by the Second Amendment to Second Security Agreement and Chattel Mortgage (Aircraft No. N355MC) dated as of April 30, 2004, recorded May 27, 2004, as Conveyance No. MM026455, further amended by Amendment No. 3 to Second Security Agreement and Chattel Mortgage (Aircraft No. N355MC) dated as of July 27, 2004, recorded August 25, 2004, as Conveyance No. Q073444 (the "AIRCRAFT CHATTEL MORTGAGE") and

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Aircraft Chattel Mortgage as provided herein.

            NOW THEREFORE, it is agreed:

----------
(1) This Amendment to the Second Security Agreement and Chattel Mortgage has been executed in several counterparts. To the extent, if any, that this Amendment to the Second Security Agreement and Chattel Mortgage constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amendment to the Second Security Agreement and Chattel Mortgage may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that contains the receipt therefor executed by Deutsche Bank Trust Company Americas, as Administrative Agent, on the signature page thereof and no security interest in this Amendment to the Second Security Agreement and Chattel Mortgage may be created through the transfer of any counterpart other than said original counterpart.

      1. Section 1(b)(i) of the Aircraft Chattel Mortgage is hereby amended by deleting such subsection in its entirety and inserting the following text in lieu thereof:

      (i) all the tolls, rents, issues, profits, revenues and other income of the property subject or required to be subject to the lien of this Mortgage;

      2. Section 1(b)(xvi) of the Aircraft Chattel Mortgage is hereby amended by deleting the period and inserting a semi-colon at the end thereof;

      3. Section 1(b) is hereby  amended by inserting the  following  text after
Section 1(b)(xvi):

      "PROVIDED, HOWEVER, that in no event shall such Aircraft Related Collateral include or be deemed or construed to include any accounts (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) or other rights to payment arising from the rendition of any ACMI Contract."

      4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Company and the Administrative Agent.

      5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Aircraft Chattel Mortgage.

      6. From and after the date hereof, all references in the Aircraft Chattel Mortgage shall be deemed to be references to the Aircraft Chattel Mortgage as modified hereby.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                        ATLAS AIR, INC.


                                        By: /s/ Dorinda Pannozzo
                                            ---------------------------------
                                            Name: Dorinda Pannozzo
                                            Title: Assistant Treasurer

                                                  Security Agreement and Chattel
                                        Mortgage Amendment to the First Security
                                                  Agreement and Chattel Mortgage
                                                           (Aircraft No. N355MC)

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS,

                                        as Administrative Agent


                                        By: /s/ David J Bell
                                            ---------------------------------
                                            Name: David J Bell
                                            Title: Managing Director

                                                  Security Agreement and Chattel
                                        Mortgage Amendment to the First Security
                                                  Agreement and Chattel Mortgage
                                                           (Aircraft No. N355MC)

                           Schedule to Exhibit 10.5.7

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-------------------- ------------------------ ---------------- ------------------------- -----------------------------
REGISTRATION         MANUFACTURER'S SERIAL    AGENT            BORROWER                  AGREEMENT
NUMBER               NUMBER(S)
-------------------- ------------------------ ---------------- ------------------------- -----------------------------
N540MC               22508                    Deutsche Bank    Atlas Air, Inc.           Amendment No. 2 to Second
                                              Trust Company                              Security Agreement (N540MC)
                                              Americas                                   dated as of November 30,
                                                                                         2004 to secure obligations
                                                                                         under the Aircraft Credit
                                                                                         Facility.
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N536MC               21576                    Deutsche Bank    Atlas Air, Inc.           Amendment No. 3 to Second
                                              Trust Company                              Security Agreement (N536MC)
                                              Americas                                   dated as of November 30,
                                                                                         2004 to secure obligations
                                                                                         under the Aircraft Credit
                                                                                         Facility.
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

